Exhibit 99.2

GREAT AMERICAN GROUP

Leading Asset Disposition Specialist

Investor Presentation

June 2009

Safe Harbor Statement

This presentation is intended for stockholders and warrantholders of Alternative Asset Management Acquisition Corp. (“AAMAC”), as well as other persons who might be interested in purchasing AAMAC securities, regarding AAMAC’s proposed business combination with Great American Group, LLC (“Great American”) as described in the Current Report on Form 8-K (the “Current Report”) filed by AAMAC with the Securities and Exchange Commission (“SEC”) on May 14, 2009. Copies of the Current Report will be distributed in connection with this presentation.

AAMAC has filed a preliminary proxy statement and Great American Group, Inc. (the “Company”) has filed a registration statement, including a proxy statement/prospectus, with the SEC in connection with the proposed business combination. Stockholders and warrantholders and other interested persons are urged to read these documents and any other relevant documents to be filed by AAMAC or the Company with the SEC when they become available because they contain and will contain important information. Such persons can also read AAMAC’s final prospectus dated August 1, 2007, its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other reports as filed with the SEC, for a description of the security holdings of AAMAC’s officers and directors and their affiliates and their respective interests in the successful consummation of the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders and warrantholders, as the case may be, as of a record date to be established for voting on the proposed business combination and related transactions. Stockholders, warrantholders and other interested persons will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to AAMAC in writing at 590 Madison Avenue, 35th Floor, New York, New York 10022, or by telephone at (212) 409-3424. Free copies of these documents can also be obtained, when available, at the SEC’s internet site (http://www.sec.gov).

AAMAC, Great American and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of AAMAC’s stockholders and AAMAC’s warrantholders to be held to approve the proposed business combination and related transactions. The underwriters of AAMAC’s initial public offering may provide assistance to AAMAC, Great American, the Company and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to AAMAC’s initial public offering were deferred pending stockholder approval of AAMAC’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. Information about AAMAC’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 on file with the SEC. Additional information regarding the interests of potential participants are included in the registration statement and the proxy statement and will be included in other materials to be filed by AAMAC and the Company with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about AAMAC, Great American and their combined business after completion of the proposed business combination. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of AAMAC management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to meaningfully differ from those set forth in the forward-looking statements:

• AAMAC’s ability to complete its initial business combination within the specified time limits; • difficulties encountered in integrating the merged businesses and management teams;

• officers and directors allocating their time to other businesses and potentially having conflicts of interest with AAMAC’s business or in approving the business combination with Great American or another business combination; • success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the business combination; • listing or delisting of AAMAC’s securities from the NYSE Amex or the ability to have the Company’s securities listed on the NYSE Amex following the transaction; • the potential liquidity and trading of AAMAC’s and the Company’s public securities; • the Company’s revenues and operating performance; • changes in overall economic conditions; • anticipated business development activities of the Company following the business combination; • risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and • other relevant risks detailed in AAMAC’s and the Company’s filings with the SEC.

The information set forth herein should be read in light of such risks. None of AAMAC, the Company, or Great American assumes any obligation to update the information contained in this presentation.

Note Regarding Financial Information of Great American

The financial information and data of Great American contained in this presentation is derived from Great American’s unaudited financial statements and may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement/prospectus to be mailed to AAMAC’s stockholders and warrantholders.

Note Regarding Use of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA (each as defined in the appendix to this presentation) are non-GAAP financial measures (i.e., they are not measures of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, EBITDA and Adjusted EBITDA as used by Great American may not be comparable to similarly titled measures of other companies. For definitions of and additional information regarding EBITDA and Adjusted EBITDA, and a reconciliation of such measures to the most comparable financial measures calculated in accordance with GAAP, please refer to the appendix to this presentation.

EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries. Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance. Great American also believes that these measures allow a standardized comparison between companies in the auction, appraisal and asset valuation industries, while minimizing the differences from depreciation policies, financial leverage and tax strategies. While Great American uses EBITDA and Adjusted EBITDA in managing and analyzing its business and financial condition and believes these measures are useful to its management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. Great American’s management compensates for the shortcomings of EBITDA and Adjusted EBITDA by utilizing them in conjunction with their comparable GAAP financial measures.

Presenters

Andrew Gumaer

CEO

Scott Carpenter

Executive VP / Director of Operations

Paul Erickson

Executive VP / Chief Financial Officer

Michael Levitt

Chairman

Mark Klein

President & CEO

Transaction Summary

Transaction AAMAC (NYSE AMEX: AMV) entered into an agreement and plan of reorganization with Great American Group (“Great American” or “GA”) pursuant to which AAMAC and GA will become subsidiaries of a newly formed holding company (the “Company”) The Company intends to apply for listing on the NYSE AMEX

Business Description Great American is one of the leading asset disposition and valuation firms having participated in liquidations and auctions of assets approximating $30 billion since 1995 AAMAC consummated its initial public offering in August 2007

Consideration Approximately 50/50 cash and stock to be paid at close

12.3 million shares of the Company to GA and $120 million in cash to GA members and phantom stockholders Contingent earn-out of cash and shares based on financial performance

Cash to Balance Sheet Up to $215 million to fund working capital, growth initiatives and stock repurchases

Management Senior management averages over 20 years of industry experience and 14 years with GA

Board Board of the Company to be appointed by GA and AAMAC with majority independent

Lock-Up Four year lock-up for senior management released in equal increments each year (including CEO and Vice Chairman)

Approvals Majority of AAMAC shareholders

Holders of less than 30% of shares sold in AAMAC’s IPO vote against the transaction and elect conversion of shares into cash Holders of majority in interest of warrants approve warrant redemption

Expected Closing July 2009

Great American Investment Highlights

One of Largest Asset Disposition and Appraisal Service Providers

Provide asset disposition and appraisal services to the retail, industrial and real estate markets Participated in liquidations and auctions of assets approximating $30 billion since 1995 Generated net revenue and Adjusted EBITDA of $79.2 million and $35.4 million (LTM 3/31/09)

Significant Barriers to Entry

Experience, scale and capital pose significant obstacles to new entrants Difficult to replicate multi-year database on buyers, price points, millions of SKUs, etc., which provides valuable competitive information for appraisal and valuations One of the big 3 retail liquidators; participated in 47% of all major retail liquidations approved by U.S. Bankruptcy Court (LTM 3/31/09)

Scalable Platform Poised for Long-term Growth Throughout Economic Cycles

Infrastructure of employees, relationships, and intellectual capital in place to further develop recent initiatives, including geographic expansion, that will be accelerated through anticipated infusion of new capital from the transaction Primary expansion initiatives include home auctions, engagements with healthy retailers, international operations and real estate services

Economic Conditions Conducive to GA Business

Current economic slowdown expected to have prolonged, multi-year impact on consumers Weaker consumer spending expected to accelerate secular changes already taking place in retail industry

Anticipated Capital Infusion Expected to Enhance GA’s Profit Participation in Deals

Due to capital constraints, GA currently surrenders significant profit participation to debt financing sources on a deal by deal basis Anticipated capital from transaction is expected to enable GA to retain more profits otherwise surrendered to financing sources such as lenders and passive partners in collaborative arrangements

GA Transaction Rationale

Anticipated cash infusion will serve as a catalyst, allowing management to capitalize on a significant number of growth opportunities

Growth and Expansion

Expedites current expansion initiatives to enhance scale and diversity

Provides capital for add-on acquisitions

Realigns management and members of GA

Reorganization and Currency

Public equity to help recruit, retain and incentivize employees

Reduces profit participation by financial partners for guaranteed (equity-based) liquidations

Incremental Cash Flow

Decreases need to take on collaborators by decreasing capital constraints

GREAT AMERICAN GROUP

Great American Overview

Business Overview

- GA assists clients with achieving liquidity for a wide range of assets efficiently by monetizing underperforming assets
- Comprised of three business divisions
  - Retail Liquidation – Provides asset disposition and real estate services to retail clients
  - Auctions – Provides equipment, inventory, real estate and other asset disposition services
  - Appraisals – Provides retail and appraisal services to financial institutions, lenders and capital providers
- Completed transactions involving approximately $7.3 billion in asset value [1] and appraised over an estimated $190 billion of asset value (LTM 3/31/09)
- Primarily focused on the U.S. and Canada but expanding internationally
- Generated LTM 3/31/09 Adjusted EBITDA of approximately $35 million with 2009 Adjusted EBITDA earn out target of $45 million

Division Highlights [1]

GREAT AMERICAN GROUP

	Retail Liquidation	Auctions	Appraisals
% of Total Rev.	65%	12%	23%
# of Projects	47	53	715
Estimated Project Asset Value	$6.7 billion	$0.6 billion	$190 billion
Employees	35+	10+	75+
Consultants	160+	65+	25+

(1) Retail Liquidation and Auctions data LTM 3/31/09. Appraisals data FY 2008.

Select Transactions / Clients

LINENS-N-THINGS
BOMBARDIER
Bank of America
Circuit City
STEVE & BARRY'S
Pier 1 imports
citibank
mervyns
HEALTHSOUTH
JPMorganChase
kmart
Montgomery Ward
DAIMLERCHRYSLER
Eddie Bauer
Office DEPOT
BORDERS Group
macy's
WELLS FARGO

(1) Includes Retail Liquidation and Auctions.

7

GREAT AMERICAN GROUP

Recognized Market Leader Across All Business Lines

	Retail Liquidation	Auction	Appraisal
Market Structure	• 3 major players	• Fragmented with many players by industry	• 3 major players
Market Size	• $200+ billion inventory value for U.S. retailers (1) – Approximately $40 billion inventory value for distressed retailers (2)	• Approximately $100 billion asset value (3)	• Retail market asset value estimated at $100 billion • Industrial market asset value estimated at $340 billion
GA Market Position	• Participated in 44% of all major inventory liquidations over past six years; 47% over the last twelve months (4) • Participated in liquidations involving over $23 billion in assets since 1995	• One of the most nationally recognized participants across wide range of industries • Value of assets auctioned since 1995 estimated at over $6 billion	• Market leader in providing appraisal services in retail, industrial, intellectual property and real estate • Appraised over $875 billion in estimated asset value over last 15 years • 40% and 44% market share for retail and industrial segments, respectively (5)
Competitive Advantages	• Proven track record having liquidated many of the largest retail liquidations over last decade • National presence as nation-wide chain retailers become more dominant • Management and network of field consultants with retail expertise • Proprietary liquidation database provides more accurate recovery outcomes • Recognizable brand and strong relationships with key industry professionals	• Recognized industry reputation and established relationships with buyers and sellers • Market expertise across multiple industries • Proprietary database provides accurate auction sales estimates and identifies potential buyers • Ability to offer auctions nationally using wide variety of formats including continuous online auctions, and webcast of live onsite auctions	• Seasoned valuation experts • Leverage GA's institutional knowledge and databases from other two divisions • Strong reputation for quality and accuracy established from long track record • Long-standing relationships with leading lenders • Significant deal source for liquidations and auctions

GA is well positioned to continue to gain market share and generate significant earnings growth across all divisions

(1) Includes retailers with 25+ stores. Excludes auto and auto parts retailers. Based on US Census data.
(2) Estimated assuming distressed retailers (defined by total leverage of >2.5x LTM EBITDA) with LTM EBITDA >$10.0mm. Includes only firms with public filings. Source: CapIQ
(3) Based on Wall Street research only for the global used industrial equipment market.
(4) Based on bankruptcy auctioned inventory approved by U.S. Bankruptcy Court.
(5) Based on GA estimates.

8

US Retailer Market Statistics

Retailers with 100 or More Stores (1) – (excluding autos)

454 # of Retailers with 100 or more stores 239,103 Total # of Stores of Retailers 527 Average # of Stores for Retailers

$1.22 Trn Sales of Retailers (100 or more stores)

Total US Retail Sales(2) – (excluding autos)

$3,500,000 $3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $-

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Total US Retail Sales (ex autos) were approx $3.1 Trillion

U.S. Retail Market is Over-Developed

Retail square footage per capita increased from approximately 7.0 in 1970 to 22.0 in 2008 (3)

Mall vacancies are now at their highest point in almost a decade with a vacancy rate of 9.5% as of April 14, 2009 (4) -The mall vacancy rate was 5.8% at the end of 2007 (4)

Total US Retail Inventory(2) – (excluding autos)

$400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $-

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Total US Retail Inventory (ex autos) approx $333 Billion

(1) 2002 US Census statistics excluding autos and auto parts suppliers (2) 2007 statistics; includes all retailers excluding autos and auto parts dealers (3) Source: Canaccord Adams (4) Source: Reis, Inc.

Secular Trends Are Favorable to GA’s Business Prospects

# Stores for Large Retailers(1) is Growing

Total # Stores

200,000 190,000 180,000 170,000 160,000 150,000 140,000 130,000 120,000 110,000 100,000

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

189,855 190,286 191,324 185,499 177,385 180,078 170,133 175,259 167,128 163,252

Avg # Stores Per Retailer

900 850 800 750 700 650 600 550 500 450

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

839 824 804 776 735 710 679 644 617

579

But # of Large Retailers(1) is Declining

Total # Retailers

300 275 250 225 200 175 150

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

282

271

264

258

250 245

239 236

231 228

Dual Benefit For Great American

As larger retailers grow and increase market share, the smaller retailers are forced out of business => resulting in liquidations for GA

As larger retailers grow their store base, there is an increasing need and financial rationale for retailers to outsource store closings to a third party like GA => resulting in healthy retailer business for GA

While liquidations have been around for decades, the recent secular trends make the liquidation business one with sustainable revenue characteristics and robust growth opportunities.

Competitive barriers impede outsiders from entering the business

Secular Trends Make GA’s Business Prospects Compelling

(1) Based upon select retailers (excluding autos and gas stations) with national presence or noteable scale. Source: MVI Retail

Both Short and Long-term Market Trends Favor GA

Consumers Remain Overlevered With Consumer Sentiment Not Improving

160 140 120 100 80 60 40 20 0

Consumer Confidence

Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09

Household Debt as % of GDP

100% 95% 90% 85% 80% 75%

Household Debt as % of GDP

Consumer Confidence

Source: Bloomberg, FRED database and Bureau of Economic Analysis.

Bankruptcies Expected to Continue to Rise

50,000 40,000 30,000 20,000 10,000 0

Company Filings

2003 2004 2005 2006 2007 2008 2009E

16% 14% 12% 10% 8%

Default Rate

6% 4% 2% 0%

Company Filings

High Yield Default Rate

Source: ABI World, Altman High Yield Report and S&P LCD.

Store Closures for Foreseeable Future Driven by Economic Cycle and Over Expansion

Store Closings (mm sq ft)

0 20 40 60 80 100 120 140

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E

125.0 114.6 102.9 90.5 67.8 70.6 55.2 57.0

48.2 49.4 45.8 43.5 27.2 34.9 26.4 33.9 16.4

Median = 48.8 mm sq ft

YTD

1995 2007

National Retailers’ Sales as % of Total Retail Sales 13% 54%

# of National Retailer Stores 11,597 62,996

Source: Great American and Wall Street research.

Home Foreclosures Not Yet at Peak Levels

6.0 5.0 4.0 3.0 2.0 1.0 0.0

Properties Foreclosed (mm)

2005 2006 2007 2008 2009E 2010-2012E

5.1 +29% 3.0 +81% 2.3 1.3 +79% 0.8 0.7

Source: RealtyTrac and Wall Street research.

Synergistic Growth Opportunities to Augment Existing Business

Retail Liquidation

Auctions

Opportunity

International Expansion

“Healthy Retailer” Store Closings

Real Estate Services

Home Foreclosures

E-Commerce

Webcasting

Rationale

Western Europe and the UK slower to emerge from economic downturn than US

Fewer competitors

Natural complement to liquidation practice

Currently underdeveloped market

Closing stores involves both liquidating inventory, mitigating lease liability, and maximizing real estate value

Leverage GA’s extensive auction experience to participate in bourgeoning multi-billion dollar home foreclosure market

Leverage GA’s auction experience, extensive customer base and broker-dealer networks

Enhance auction participation to increase recovery value and reduce projected expenses GA estimates that top 15 industrial auction firms now webcast 75% of all auctions

Est. Market Size $70+ billion (1)

$8+ billion of inventory value (2)

NA

$6.5 billion (3)

$134 billion (4)

NA

(1) Based on retailers in European developed markets with LTM EBITDA >$10 million. Only includes publicly reporting companies. Assumes healthy companies will liquidate 10% of stores/inventory in the normal course of business, and distressed companies will liquidate entirely. (2) Estimated assuming healthy US and Canada public retailers (defined by total leverage of <2.5x LTM EBITDA) with LTM EBITDA > $10.0 mm will liquidate 10% of stores / inventory in the normal course of business. Value as of 12/31/08. Only includes SEC reporting retailers. (3) Assumes 8.1 million estimated foreclosed homes from 2009 through 2012, $100,000 average selling price, 10% of foreclosed homes sold via auction, 80% of homes at auction are sold and auctioneer receives 10% of average selling price. Based on Wall Street research. (4) Total E-Commerce market including both B2B and B2C segments. Based on U.S. Census report dated 2/17/09.

Senior Management Team

Name Title Experience Years with GA

Andrew Gumaer CEO Founder & CEO of Great American Group 18

Senior VP, Drexel Burnham Lambert

Harvey Yellen Vice Chairman / President, CEO, and COO of various retail companies 17

President

Paul Erickson EVP / CFO Retail Division GM/Controller for Guess? Inc 14

CFO for Joan Vass, Inc

CFO of 1001, Inc

Scott Carpenter EVP / Director Manages all retail liquidations and has presided over the 12 of Operations liquidation of thousands of retail stores and over $25 billion in inventory

Lester Friedman CEO, Conducted, directed, and managed thousands of appraisals 15

Appraisals Previous experience as a Director of Inventory Appraisal and

Valuations for a major service provider

Tom Pabst COO 14 years with the Company as CFO, CAO, and COO 14

15 years of experience in finance and operations in the retail industry and public accounting

Total 29 years of professional experience

Mark Weitz President – Performed auction sales, plant closings, industrial valuations and 12

W&I Division wind-downs on behalf of many Fortune 500 companies

Division Overview

GREAT AMERICAN GROUP

Retail Liquidation Division Overview

Overview	▪ Provides value added services to both distressed and healthy retailers • Orderly liquidation of inventory, fixtures, leases and other assets for distressed retailers • Efficient wind-down of underperforming stores for healthy retailers ▪ Liquidated over $6.7 billion in retail value (LTM 3/31/09)
Strategy	▪ Leverage GA's leading market position and proprietary databases to further expand and increase profitability of liquidation business for distressed retailers ▪ Capture greater share of inventory/asset dispositions for healthy retailers by leveraging its reputation and increasing its marketing efforts ▪ Increase deal ownership percentage with anticipated increase in investment capital ▪ Cross-sell of services between the Retail Liquidation, Appraisal, and Real Estate Divisions to both existing and new clients ▪ Implement growth initiatives by leveraging existing infrastructure
Revenue Model	▪ Liquidations are awarded to liquidators based on proposed inventory recovery values ▪ GA derives its revenues from either a fee or guarantee basis ▪ Fee basis – typical profit range between 1.5% and 5.0% of asset sales generated ▪ Guarantee basis – deal profit averaged 6.9% of retail value of inventory liquidated, generating ROI of approximately 23% over an average investment period of 61 days [(1)]
Transaction Structure	▪ GA usually bids alone for small to medium sized liquidations ▪ However for larger deals, GA may form a joint venture to bid on a liquidation given capital constraints ▪ For joint venture deals, GA typically acts as the "lead partner" and is responsible for spearheading due diligence, contract negotiation, and project execution

Fee vs. Guarantee Basis


Fee
33%
Guarantee
67%

Note: Based on retail inventory liquidated by GA (LTM 3/31/09).

Bid Alone / Lead vs. Equal / Minority Partner


Equal /
Minority
Partner
26%
Bid Alone /
Lead
74%

Note: Based on retail inventory liquidated in bankruptcy auctioned guaranteed deals (LTM 3/31/09).

(1) Return defined as profit on guaranteed dollars. Based on LTM 3/31/09.

15

GREAT AMERICAN GROUP

GA Well Positioned in the Liquidation Process

	Deal Origination	Deal Analysis & Proposal	Store Liquidation
Description	• GA maintains a network with leading retailers and retailer service providers to constantly monitor potential opportunities • Various events including bankruptcy, M&A, and internal restructurings create the demand for GA's liquidation services	• GA team (with sector field consultants) perform due diligence on stores, distribution centers, and corporate offices, including a physical review of inventory • Analysis of historical sales data performed at SKU level • Estimates of inventory recovery, four wall costs, shrinkage, and length of liquidation developed • Prepare proposal based upon price guarantee or commission based fee	• Take operational control of the closing stores • Deploy GA team and field consultants at corporate, regional and store level and establish reporting hierarchy • Initiate merchandising, marketing and discount strategy to maximize sales • Control store level expenses including shrinkage
Timing	• Ongoing	• 2 to 4 weeks from receipt of bid package	• 8 to 12 week liquidation process
GA Advantages	• Long-term relationships with key decision makers • Market leadership, national presence and established reputation • Insight garnered from Appraisal Division and proprietary liquidation database • Incremental deal sourcing through Appraisal and Real Estate Divisions	• Comprehensive inventory, sales and cost analysis based upon years of experience and transactional data • Rigorous underwriting review based upon historical experience and data limiting risk for overbidding • Recognized by industry professionals for comprehensive and robust due diligence practices	• Extensive network of specialized field consultants with ability to rapidly respond to large transactions • Experience in adjusting merchandise and advertising strategy on real-time basis • Proven track record of execution and client satisfaction

16

Mervyns Case Study

Situation Synopsis

Events leading to the Bid

The Bid The Liquidation The Result

Mervyn’s declared bankruptcy on July 29, 2008. Great American’s Appraisal Division had previously provided valuation work for Mervyn’s since 2005 and also liquidated 58 stores and $335 million of retail inventory in 2006 thereby having unique knowledge of the asset

Based on the size and scope of deal, Great American arranged a consortium of partners to participate After thorough on-site analysis of the stores, historical recovery values, and discussion with its partners, Great American determined a bid threshold with appropriate reps and warranties through stalking horse contract

On October 30, 2008, the US Bankruptcy Court approved Great American as agent in conducting Mervyn’s going-out-of-business sale

Deployed a 130+ person team of field consultants to the corporate office and stores to prepare for the sale At the same time, Great American employed a rigorous $11 million advertising campaign through TV, radio, newspaper, signwalkers, and in-store signs to create excitement around the event Purchased $100 million of additional inventory from vendors Also liquidated furniture, fixtures and equipment in stores, distribution centers and corporate offices

On December 28, 2008, 59 days after the bid, Great American and its partners successfully completed the disposition of $1.1 billion of inventory and closed 149 stores

Industry Leader in Terms of Deal Flow and Clients

Retail Auction Market Share (1)

47%

42% 43%

2003 - 2007 2008 2009 YTD

Select Retail Transactions

Select Relationships with Key Decision Makers

Historical Deal Profitability (2)

Profitable 94%

Unprofitable 6%

(1) Based on participation in major inventory liquidations approved by U.S. Bankruptcy Court.

(2) Based on 2005-2009. Excludes discontinued operations.

Growth Initiatives: Retail Liquidations

Opportunity

International Expansion

“Healthy Retailer” Store Closings

Real Estate Services

Rationale Recent Activity Est. Market Size

Western Europe and the UK slower to emerge from economic downturn than US

Fewer competitors, potential for higher margins

Deal approach and business model is applicable

Ability to leverage relationships with US banks that have foreign credits

Natural complement to liquidation practice

Currently underdeveloped market

GA estimates non-distressed retailers typically close 10% - 15% of stores annually (lease expiration, underperformance, relocation)

Create sustainable revenue streams regardless of economic cycle

Increasing scale of national retailers creating demand for outsourced services

Closing stores involves both liquidating inventory, mitigating lease liability, and maximizing real estate value

Market currently led by DJM Realty, a subsidiary of Gordon Brothers Group, but market large enough for another service provider

Significant cross-selling opportunity between Retail Liquidation and Real Estate Divisions

Relationship with Smith & Williamson, a UK-based financial advisory firm Provides immediate access to both distressed and healthy clients

Three retail projects already identified

Foundation for new business plan based on successful prior healthy retailer transaction model

Identified candidate to spearhead sales effort

GA to employ a comprehensive, multi-channel marketing approach

Marketing to prospective retailers underway

Launched Real Estate Division in May 2008 with 5 full time real estate professionals in Manhattan office with 60 years of combined real estate experience

Engaged to work on Fortunoff real estate portfolio

$70+ billion (1)

$8+ billion of inventory value (2)

454 retailers with over 100 stores (3)

10 billion square footage of retail space in US (4)

70 largest retailers in US operate 3.1 billion square feet (4)

NA

GA well positioned to leverage core competencies and capitalize on emerging market opportunities

(1) Based on retailers in European developed markets with LTM EBITDA >$10 million. Only includes publicly reporting companies. Assumes healthy companies will liquidate 10% of stores/inventory in the normal course of business, and distressed companies will liquidate entirely. (2) Estimated assuming healthy US and Canada public retailers (defined by total leverage of <2.5x LTM EBITDA) with LTM EBITDA > $10.0 mm will liquidate 10% of stores / inventory in the normal course of business. Value as of 12/31/08. Only includes SEC reporting retailers. (3) 2002 US Census and excludes motor vehicles & parts and gas stations.

(4) Wall Street research.

Auctions Division Overview

Overview

Strategy

Revenue Model

Designs and implements customized disposition programs to assist its clients with converting excess inventory and operational assets into working capital

Services provided to clients across wide range of industries

Conducts auctions using a wide variety of formats including online Auctioned over $600 million in asset value (LTM 3/31/09)

Increase auction participation and profitability by attracting new buyers and expanding auction formats

Leverage GA’s market position and proprietary databases to further expand and increase profitability of auction business

Greater focus on fee transactions

Implement growth initiatives by leveraging existing infrastructure

GA derives its revenue from either a fee or guarantee basis

Fee basis – typical fee range between 8% and 15% of realized asset sales

Guarantee basis – typical margin above the purchase basis between 12% and 20%

Auctions by Industry

Warehouse &

Distribution Aviation

7% 2%

Woodworking

7% Industrial Machinery Transportation 39% 7% Hospitals & Medical 10% Memorabilia & Construction Consumer 11% 17%

Note: Based on number of transactions for 2006-2008.

Revenue Model

Guarantee 30%

Fee 70%

Note: Based on number of transactions for the period of LTM 3/31/09.

Leader Across Multiple Industries

Industry

Aviation

Hospitals and Medical Equipment

Transportation

Warehouse and Distribution

2006-2008 Transactions

Representative Transactions

Industry

Industrial Machinery

Construction

Memorabilia and Consumer Sales

Woodworking

2006-2008 Transactions

Representative Transactions

4

18

13

12

70

30

13

Nationally recognized auction house

GREAT AMERICAN GROUP

Growth Initiatives: Auctions

Opportunity	Rationale	Recent Activity	Est. Market Size
Home Foreclosures	• Leverage GA's extensive auction experience to participate in bourgeoning multi-billion dollar home foreclosure market • National reach and access to capital positions, GA to be a major player • Proven success by REDC – auctioned $3.4 billion in home value in 2008	• Signed 50/50 JV with leading real estate manager Kelly Capital in March 2009 • Developed national marketing plan • Hired a team of seasoned home auction professionals	• $6.5 billion (1)

E-Commerce	• Leverage GA's auction experience, extensive customer base and broker-dealer networks
	• Inexpensive means to dispose of any type of product, machinery or equipment that does not require a live auction
	  • B2B bulk sales
	  • Small lot industrial items
	  • Miscellaneous
		• Recently redesigned Web interface nearly complete
		• In 2008, auctioned off used equipment for one of the largest retailers in the world through GA's continuous online auction platform
			• $134 billion (2)

Webcasting	• Enhance auction participation to increase recovery value and reduce projected expenses • GA estimates that top 15 industrial auction firms now webcast 75% of all auctions • Allows Great American to conduct live auctions for industrial products and equipment located in remote areas • Complements home foreclosure initiative	• Launched in 2000 • In 2009, out of 3,000 customers in the MPC Computer auction, 2,000 participated via the webcast	• NA

(1) Assumes 8.1 million estimated foreclosed homes from 2009 through 2012, $100,000 average selling price, 10% of foreclosed homes sold via auction, 80% of homes at auction are sold and auctioneer receives 10% of average selling price. Based on Wall Street research.
(2) Total E-Commerce market including both B2B and B2C segments. Based on U.S. Census report dated 2/17/09.

22

Appraisal Division Overview

Overview

Provides independent appraisals to financial institutions and corporations for estimated liquidation values of assets

Valuation and advisory services across four categories

Retail inventory

Industrial inventory

Intellectual property

Real estate

Conducted more than 715 appraisals in 2008, representing an estimated $190 billion in assets reviewed

Consistent recurring revenue stream with 10%+ annual growth since 2003

Strategy

Increase sales by providing appraisal/valuation services to existing customers

Cross-sell Retail Liquidation and Auction Services

Expand product offering internationally

Revenue Model

Recurring revenue stream as appraisals are typically done quarterly

GA receives a fixed fee for its valuation and advisory services

Number and Value of Appraisals

In 2008, $40 bn retail inventory appraised and $150bn industrial assets appraised

# of Appraisals

800 700 600 500 400 300 200 100

CAGR = 11%

2003 2004 2005 2006 2007 2008

Select Clients

Select Clients Appraised

Synergistic Model Provides Cross Selling Opportunities

Retail Liquidations

Appraisals

Auctions

Deal leads for liquidation, auction and real estate opportunities from Appraisal Division

Knowledge gained from auctions and liquidations strengthen appraisal business

Knowledge gained from appraisal projects provides competitive advantage over peers in public auctions

Fixture and other PP&E projects sourced from distressed and healthy retailers

Within store closing projects, pitch both liquidation and real estate services

GA believes this synergistic model can be replicated in Europe

Financial Overview

Financial Summary

Revenues

Gross Profit

Adjusted SG&A (1)

Adjusted EBITDA

$80 $70 $60 $50 $40 $30 $20 $10 $0

$50 $48 $45 $79

2006 2007 2008 LTM

$58 $28 $19 $17

2006 2007 2008 LTM

$22 $20 $17 $15

2006 2007 2008 LTM

$35 $8 $2 $1

2006 2007 2008 LTM

Auction and Liquidation

Valuation and Appraisal

Corporate and other (1)

Consolidated (1)

Note: (Dollars in millions)

(1) The following adjustments were made to SG&A to arrive at Adjusted SG&A (D&A = Depreciation and amortization; SBP = Share based payments; DCP = Deferred compensation plan; FV = Change in Fair Value of Mandatory Redeemable Noncontrolling Interests; and Other Income (Expense)):

2006 - Total $650k (D&A $320k; SBP $240k; DCP $(361k); FV $400k; and Other Income $51k)

2007 - Total $5,825k (D&A $289k; SBP $175k; DCP $4,894k; FV $411; and Other Income $56k)

2008 - Total $1,675k (D&A $299k; SBP $880k; DCP $401k; FV $0k; and Other Income $95k)

LTM - Total $8,214k (D&A $326k; SBP $399k; DCP $7,342k; FV $0k; and Other Income $147k)

Great American’s business exhibits significant operating leverage

GREAT AMERICAN GROUP

Financial Summary: Income Statement

(Dollars in thousands)	Years Ended December 31,			Twelve Months Ended	Three Months Ended March 31,	
	2006	2007	2008	March 31, 2009	2008	2009
Revenues	$47,614	$45,048	$50,141	$79,169	$11,628	$40,656
Direct cost of revenues	28,980	28,375	22,303	21,420	6,740	5,857
Gross Profit	18,634	16,673	27,838	57,749	4,888	34,799
Selling, general and administrative expenses	17,605	21,320	21,696	30,760	5,041	14,105
Operating income (loss)	1,029	(4,647)	6,142	26,989	(153)	20,694
Other income (expense), net	319	449	253	241	34	22
Interest expense	(3,767)	(1,037)	(4,063)	(9,854)	(139)	(5,930)
Income from continuing operations	(2,419)	(5,235)	2,332	17,376	(258)	14,786
Loss from discontinued operations	(5,960)	(5,072)	(2,069)	(1,980)	(89)	0
Net income (loss)	($8,379)	($10,307)	$263	$15,396	($347)	$14,786
EBITDA Adjustments to Net Income						
Interest expense	3,767	1,037	4,063	9,854	139	5,930
Interest income	(268)	(393)	(158)	(94)	(68)	(4)
Depreciation and amortization expense	431	390	433	476	99	142
Share based payments	240	175	880	399	581	100
Deferred compensation plan	(361)	4,894	401	7,342	178	7,119
Change in fair value mandatory redeemable noncontrolling interests	400	411	0	0	0	0
Loss from discontinued operations	5,960	5,072	2,069	1,980	89	0
Total EBITDA Adjustments	10,169	11,586	7,688	19,957	1,018	13,287
Adjusted EBITDA	$1,790	$1,279	$7,951	$35,353	$671	$28,073

27

GREAT AMERICAN GROUP

Financial Summary: Income by Business Segment

(Dollars in thousands)	Years Ended December 31, 2006	2007	2008	Twelve Months Ended March 31, 2009	Three Months Ended March 31, 2008	2009
Revenues						
Auction and Liquidation	$34,284	$29,677	$33,321	$60,994	$7,558	$35,231
Valuation and Appraisal	13,330	15,371	16,820	18,175	4,070	5,425
Sub-total	47,614	45,048	50,141	79,169	11,628	40,656
Direct cost of revenues						
Auction and Liquidation	23,054	21,082	14,580	13,611	4,680	3,711
Valuation and Appraisal	5,926	7,293	7,723	7,809	2,060	2,146
Sub-total	28,980	28,375	22,303	21,420	6,740	5,857
Gross Profit						
Auction and Liquidation	11,230	8,595	18,741	47,383	2,878	31,520
Valuation and Appraisal	7,404	8,078	9,097	10,366	2,010	3,279
Sub-total	18,634	16,673	27,838	57,749	4,888	34,799
Adjusted SG&A (1)						
Auction and Liquidation	4,703	4,645	4,217	4,017	1,279	1,079
Valuation and Appraisal	3,815	4,719	7,310	7,412	1,905	2,007
Corporate and other	8,326	6,030	8,360	10,967	1,033	3,640
Sub-total	16,844	15,394	19,887	22,396	4,217	6,726
Adjusted EBITDA						
Auction and Liquidation	6,527	3,950	14,524	43,366	1,599	30,441
Valuation and Appraisal	3,589	3,359	1,787	2,954	105	1,272
Corporate and other	(8,326)	(6,030)	(8,360)	(10,967)	(1,033)	(3,640)
Sub-total	$1,790	$1,279	$7,951	$35,353	$671	$28,073

(1) The following adjustments were made to SG&A to arrive at Adjusted SG&A (D&A = Depreciation and amortization; SBP = Share based payments; DCP = Deferred compensation plan; FV = Change in Fair Value of Mandatory Redeemable Noncontrolling Interests; and Other Income (Expense)):

2006 - Total $650k (D&A $320k; SBP $240k; DCP $(361k); FV $400k; and Other Income $51k)
2007 - Total $5,825k (D&A $289k; SBP $175k; DCP $4,894k; FV $411; and Other Income $56k)
2008 - Total $1,675k (D&A $299k; SBP $880k; DCP $401k; FV $0k; and Other Income $95k)
LTM - Total $8,214k (D&A $326k; SBP $399k; DCP $7,342k; FV $0k; and Other Income $147k)
1Q08 - Total $793k (D&A $68k; SBP $581k; DCP $178k; FV $0k; and Other Income (Expense) $(34)k)
1Q09 - Total $7,332k (D&A $95k; SBP $100k; DCP $7,119k; FV $0k; and Other Income $18k)

28

Financial Summary: Balance Sheet

(Dollars in thousands)

December 31, March 31, 2007 2008 2009

Assets

Current assets:

Cash and cash equivalents $16,029 $16,965 $58,399

Restricted cash — 3,653 23,221

Accounts receivable, net 3,524 4,703 2,986

Advances against customer contracts 7,878 2,971 10,575

Goods held for sale or auction 5,395 17,842 16,603

Assets of discontinued operations 3,401 1,217 537

Prepaid expenses and other current assets 721 673 766

Total current assets 36,948 48,024 113,087

Property and equipment, net 345 1,087 1,054

Goodwill and other intangibles, net 6,424 6,232 6,192

Other assets 375 488 496 Total assets $44,092 $55,831 $120,829

Liabilities and Members’ Equity

Current liabilities:

Accounts payable and accrued liabilities $6,427 $14,914 $11,437

Accrued compensation plans 7,603 6,938 13,791

Auction and liquidation proceeds payable 2,695 1,891 1,533

Amounts payable under collaborative arrangements — — 38,500

Mandatory redeemable noncontrolling interests 1,303 1,928 2,300

Revolving credit facilities 7,900 — 7,555

Current portion of long-term debt 659 291 295

Note payable — 10,984 11,521

Current portion of capital lease obligation 12 167 167

Total current liabilities 26,599 37,113 87,099

Capital lease obligation, net of current portion 21 232 192

Long-term debt, net of current portion 4,300 3,985 3,985

Total liabilities 30,920 41,330 91,276

Commitments and contingencies Members’ equity: Members’ equity 15,881 16,144 30,930

Deferred compensation - members / officers (2,709) (1,643) (1,377)

Total members’ equity 13,172 14,501 29,553

Total liabilities and members’ equity $44,092 $55,831 $120,829

Potential Gross Profit by Business Line

Illustrative Gross Profit Assuming Various Levels of Business Activity

($ in millions, except footnotes)

Range of Annual Business Activity by Line

Retail Liquidations I II III IV V

$ Value of Retail Inventory Liquidated (1) $2,000 $3,000 $4,000 $5,000 $6,000

Potential Deal Profit (2) $70 $105 $140 $175 $210

Potential GA Gross Profit (3) $35 $53 $70 $88 $105

(1) Average of approximately $1.9 billion retail value liquidated annually from 1999-2008

(2) Assumes average deal profit of 3.5% of retail value; 10 year historical average estimated at 3.6% (3) Assumes 50% participation for GA in collaborative liquidation engagements; average participation % in collaborative liquidation engagements over last twelve months is 38%

Healthy Retailer Liquidations I II III IV V

# Healthy Retailer Clients 2 5 10 15 20

Stores Liquidated (at 25 stores per client) 50 125 250 375 500

Potential GA Gross Profit (1) $1 $3 $6 $9 $13

(1) Assumes an average of $25k gross profit per store liquidation

W&I Liquidations I II III IV V

$ Auction Sales Proceeds (1) $25 $50 $75 $100 $125

Potential GA Gross Profit (2) (3) $2 $4 $5 $7 $9

(1) During period 2006-2008, annual auction sales proceeds averaged approximately $50 million

(2) Assumes an average of 8% deal profit on W&I sales proceeds; 2006-2008 deal profit averaged approximately 8% of liquidation proceeds

(3) Assumes 90% participation for GA in collaborative W&I liquidation engagements

Note: This information is being provided to illustrate the potential gross profits for Great American’s business lines depending on various economic conditions and other factors, many of which are beyond Great American’s control. This information constitutes “forward-looking statements,” as described on page 2 of this presentation, and is subject to the risks, uncertainties and other factors described therein.

Potential Gross Profit by Business Line

Illustrative Gross Profit Assuming Various Levels of Business Activity

($ in millions, except footnotes) Range of Annual Business Activity by Line

Appraisals I II III IV V

Number of Appraisals (1) 700 750 800 850 900

Potential GA Gross Revenue (2) $18 $19 $20 $21 $23

Potential GA Gross Profit (3) $9 $10 $11 $11 $12

(1) Over 700 appraisals completed in 2008

(2) Assumes an average of $25k revenue per appraisal

(3) Assumes 54% gross margin based upon historical 2006-2008 average of 54%

Home Auctions I II III IV V

Number of Auctions (per year) 2 6 10 14 18

# of Homes Sold (1) 420 1,260 2,100 2,940 3,780

Average Home Price $0.130 $0.130 $0.130 $0.130 $0.130

Total Value of Homes Sold $55 $164 $273 $382 $491

Potential Gross Revenue (2) $5 $16 $27 $38 $49

Potential GA Gross Profit (3) $1 $3 $5 $8 $10

(1) REDC sold 32,800 homes in 2008

(2) Assumes average fee revenue of 10% sale price

(3) GA’s participation of 50% in venture; assumes 20% gross profit margin to GA

Note: This information is being provided to illustrate the potential gross profits for Great American’s business lines depending on various economic conditions and other factors, many of which are beyond Great American’s control. This information constitutes “forward-looking statements,” as described on page 2 of this presentation, and is subject to the risks, uncertainties and other factors described therein.

GREAT AMERICAN GROUP

Potential Gross Profit by Business Line

Illustrative Gross Profit Assuming Various Levels of Business Activity

($ in millions, except footnotes)	Range of Annual Business Activity by Line				
International ($ in USD)	I	II	III	IV	V
$ Value of Retail Inventory Liquidated	$100	$250	$500	$750	$1,000
Potential GA Gross Profit [1] [2]	$4	$9	$18	$26	$35
(1) Assumes average deal profit of 3.5% of retail value; 10 year historical domestic average estimated at 3.6%					
(2) Assumes 100% participation for GA in liquidation engagements					
# Healthy Retailer Clients	0	2	4	6	8
Stores Liquidated (at 25 stores per client)	0	50	100	150	200
Potential GA Gross Profit [3]	$0	$1	$3	$4	$5
(3) Assumes an average of $25k net contribution per store liquidation					
W&I $ Auction Sales Proceeds	$0	$10	$20	$30	$40
Potential GA Gross Profit [4]	$0	$1	$2	$2	$3
(4) Assumes an average of 8% deal profit on W&I sales proceeds; 2006-2008 domestic deal profit for averaged approximately 8% of liquidation proceeds					
Appraisals (Number per Year)	10	25	50	75	100
Potential GA Gross Profit [5]	$0	$1	$1	$2	$3
Potential GA Gross Profit [6]	$0	$0	$1	$1	$1
(5) Assumes an average of $25k revenue per appraisal					
(6) Assumes 54% gross margin based upon historical 2006-2008 domestic average of 54%					

Note: This information is being provided to illustrate the potential gross profits for Great American's business lines depending on various economic conditions and other factors, many of which are beyond Great American's control. This information constitutes "forward-looking statements," as described on page 2 of this presentation, and is subject to the risks, uncertainties and other factors described therein.

32

GA’s Historical Retail Liquidation Activity (1) (2)

From 1999-2008, GA participated in liquidations of assets with an average retail value of approximately $1.9 billion per year

Value of Retail Inventory Liquidated by GA

$6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $-

5	year average - $2.4 Billion
5	year average - TBD

$4,733

$3,106 $3,084 $2,676 $2,271 $2,099 $1,859

$1,061

$573 $444 $447 $366

$- $- $-

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 ‘99-’08

YTD Avg

During the economic slowdown from 1999 to 2003, GA participated in liquidations averaging $2.4 billion over a 5-year period

In 2008, the first year of the current economic slowdown, GA participated in liquidations of assets with an average retail value of approximately $4.7 billion

(1)	Dollars in millions; based upon beginning inventory retail value of transactions in which GA participated

(2) Transactions designated by start date of transaction; actual timing of revenue recognition may differ based upon accounting policies

Summary

Transaction Structure

Firm Value at Closing

Enterprise Valuation Summary at Closing

($ in millions, except price per share)

Assumed Price Per Share (1) $9.84

Fully Diluted Shares (2) 44.3

Fully Diluted Equity Value $436

Plus: Pro Forma Debt as of 03/31/09 19

Less: Estimated Cash at Close (145)

Enterprise Value $310

LTM 3/31/09 Adjusted EBITDA $35

2009 EBITDA Earn-Out Target 45

2009 Earn-Out Consideration 34

Plus: Pro Forma Debt as of 03/31/09 19

Less: Estimated Cash at Close (3) (120)

2009E Enterprise Value (3) 369

2009E TEV Multiple (with Earn-Out) (3) 8.2x

2010 EBITDA Earn-Out Target $55

2010 Earn-Out Consideration 54

Plus: Debt as of 03/31/09 19

Less: Estimated Cash at Close (120)

2010E Enterprise Value (4) 424

2010E TEV Multiple (with Earn-Out) (4) 7.7x

2011 EBITDA Earn-Out Target $65

2011 Earn-Out Consideration 54

Plus: Debt as of 03/31/09 19

Less: Estimated Cash at Close (120)

2011E Enterprise Value (5) 478

2011E TEV Multiple (with Earn-Out) (5) 7.3x

(1)	Assumed share price is based on cash held in trust value as of 3/31/09.

(2) Assumes AAMAC redeems 12.4 million shares (30% of total shares outstanding) and all outstanding warrants. (3) Assumes $25 mm earn-out paid in cash and 2.0 mm and 1.5 mm additional shares issued to GA Members (3) and AAMAC founders, respectively.

(4) Assumes 4.0 mm and 1.5 mm additional shares issued to GA Members and AAMAC Founders, respectively. (5) Assumes 4.0 mm and 1.5 mm additional shares issued to GA Members and AAMAC Founders, respectively.

AAMAC Restructuring

AAMAC warrants proposed to be repurchased for $0.50 per warrant

AAMAC founders will restructure their shares Forfeit 2.9 million of their 10.4 million founders shares 4.5 million founders shares will be held in escrow and released on the same basis as management’s contingent shares Retain 3 million founders shares at close subject to 1 year lock up

Company will reserve cash for working capital purposes

Pro Forma Ownership at Closing

AAMAC Founders 6.8%

GA Members 27.7%

AAMAC Shareholders 65.5%

Note: Ownership percentages do not account for earn-outs.

GREAT AMERICAN GROUP

Investment Summary

Recognized Market Leader	• One of the leading asset disposition and appraisal service providers in North America • Participated in liquidations and auctions of assets approximating $30 billion since 1995 • A leader in Retail Liquidations and ABL Appraisals
Track Record of Success	• Pursued over 55 auctioned retail bankruptcy projects representing $9.2 billion of inventory; participated in 44% of all major inventory liquidations over past six years • Long-term profitable track record; 95% of equity based transactions profitable • Established reputation for experience, service and execution provides stability of deal flow across business divisions • Gained market share profitability over past twelve months
Significant Barriers to Entry	• One of the big three retail liquidators; experience, scale and capital pose significant obstacles to new entrants • Proprietary database of SKU level sales data based upon historical liquidations provide GA with significant competitive advantage in analyzing new deals and assessing profit potential • GA's extensive network of over 250 field consultants with specialized expertise in industry sub-sectors is not easily replicated by potential new entrants to the liquidation market
Economic Conditions Conducive to GA business	• Unprecedented opportunity due to current economic conditions and secular industry changes • Store count and square footage growth among national retailers suggests potential for significant increase in store closures as overleveraged consumers continue to tighten spending • Difficult environment for retailers; distressed US retailers "at-risk" with over $40 billion of inventory[1]
Scalable Platform Poised for Growth	• Infrastructure (relationships, intellectual capital) from which to leverage into additional large markets • Recent initiative into home auctions to capture burgeoning home foreclosure market • Sizeable market to assist "healthy retailers" in normal disposition of stores; US retailers (over 25 stores) with estimated 285,000 stores and $200 billion inventory[2] • Relationship with UK-based financial advisory firm expected to provide launch pad for UK effort; UK represents the 3rd largest retail market in world[3] • Further opportunities in real estate, M&A services, and a mezzanine fund

(1) Estimated assuming distressed retailers (defined by total leverage of >2.5x LTM EBITDA) with LTM EBITDA >$10.0mm. Includes only firms with public filings. Source: CapIQ.
(2) Company estimates based on US Census Data.
(3) Wall Street Research.

36

Appendix

How an Auction Works: MPC Computers

W&I assets are not usually available to the customer in a store-based environment, therefore auctions are the primary means of disposition

Situation Synopsis:

In November 2008, MPC Computers, a computer-hardware company, filed for bankruptcy

Key Events:

Great American generated the lead through Focus Management

Great American sent a team of in-house consultants and independent consultants to evaluate the recovery value of inventory, machinery and fixtures

After thorough analysis of historic recovery values, Great American entered into a fee based deal structure to sell MPC assets

Used a variety of advertising including TV, radio, posters, and newspapers to promote event

The Result:

Over 1,000 consumers attended the live auction event and 2,000 consumers logged on Great American’s website for the three day auction

Auction Advertisements

Select Comparable Companies

Great American Comparable Company Trading Multiples as of 6/11/2009

(Dollars in millions except per share price)

Stock Price % of 52 Market Enterprise Price / LTM Financials EV/ Revenue EV/ EBITDA

Company

6/11/2009 Week High Cap. (MV) Value (EV) NTM EPS Revenue EBITDA LTM 2009 2010 LTM 2009 2010

Copart Inc. $34.30 70% $2,885 $2,766 18.1x $765 $277 3.6x 3.6x 3.4x 10.0x 9.9x 9.2x

FTI Consulting, Inc. 53.56 67% 2,750 3,157 18.7x 1,334 291 2.4x 2.1x 1.8x 10.8x 9.5x 8.0x

Liquidity Services, Inc. 9.51 73% 261 208 18.0x 257 19 0.8x 0.9x NA 11.0x 8.2x NA

Ritchie Bros. Auctioneers Inc. 23.99 85% 2,518 2,390 26.8x 357 146 6.7x 6.4x 5.8x 16.3x 14.8x 13.0x

Sotheby’s 14.05 48% 941 1,423 118.3x 617 65 2.3x 3.1x 2.6x 22.0x 26.9x 18.7x

Median 2.4x 3.1x 3.0x 11.0x 9.9x 11.1x

Mean 3.2x 3.2x 3.4x 14.0x 13.9x 12.2x

Note: Though AAMAC believes that the companies listed above operate one or more businesses comparable to Great American’s liquidation, auction or appraisal business units, they also engage in other operations, the results of which are reflected in the financial data above. This financial data should not be relied upon in evaluating Great American’s or the Company’s financial condition or future operating performance.

GREAT AMERICAN GROUP

Adjusted EBITDA Reconciliation

(Dollars in thousands)	Years Ended December 31,			Three Months Ended March 31,		Twelve Months Ended
	2006	2007	2008	2008	2009	March 31, 2009
Net income (loss)	$ (8,379)	$ (10,307)	$ 263	$ (347)	$ 14,786	$ 15,396
EBITDA Adjustments:						
Interest expense	3,767	1,037	4,063	139	5,930	9,854
Interest income	(268)	(393)	(158)	(68)	(4)	(94)
Depreciation and amortization expense	431	390	433	99	142	476
Share based payments	240	175	880	581	100	399
Deferred compensation plan	(361)	4,894	401	178	7,119	7,342
Change in fair value mandatorily redeemable noncontrolling interests	400	411	-	-	-	-
Loss from discontinued operations	5,960	5,072	2,069	89	-	1,980
Total EBITDA Adjustments	10,169	11,586	7,688	1,018	13,287	19,957
Adjusted EBITDA	$ 1,790	$ 1,279	$ 7,951	$ 671	$ 28,073	$ 35,353

EBITDA is defined as net income (loss) before interest expense, interest income, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before income (loss) on discontinued operations, deferred compensation plan expense, share based payment expense and change in fair value mandatorily redeemable noncontrolling interests. EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries. Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance.

Users of this financial information should consider the type of material events and transactions that are excluded from EBITDA and Adjusted EBITDA and the material limitations of these financial measures, including that they exclude net interest expense, interest income, depreciation and amortization.

41

Leading Asset Disposition Specialist

Investor Presentation

June 2009